Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Cynosure, Inc. (the “Company”) for the period ended December 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Stephen J. Webber, Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that to his knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ STEPHEN J. WEBBER
Stephen J. Webber Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer

Date: February 28, 2017